MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

$100,000,000 AGGREGATE PRINCIPAL AMOUNT

JAKKS PACIFIC, INC.

4.875% CONVERTIBLE SENIOR NOTES

DUE 2020

Purchase Agreement

dated June 3, 2014

Purchase Agreement

June 3, 2014

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

One Bryant Park
New York, New York 10036

Ladies and Gentlemen:

JAKKS Pacific, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS” or the “Initial Purchaser”) $100,000,000 in aggregate principal amount of its 4.875% Convertible Senior Notes due 2020 (the “Firm Notes”) pursuant to the terms of this purchase agreement (the “Agreement”). In addition, the Company has granted to the Initial Purchaser an option to purchase up to an additional $15,000,000 in aggregate principal amount of its 4.875% Convertible Senior Notes due 2020 (the “Optional Notes” and, together with the Firm Notes, the “Notes”), as provided in Section 2.

The Notes will be convertible on the terms, and subject to the conditions, set forth in the indenture (the “Indenture”) to be entered into between the Company and Wells Fargo Bank NA, as trustee (the “Trustee”), on the Closing Date (as defined herein). This Agreement, the Indenture, the Notes, the Credit Agreement Amendment (as defined below) and the Forward Transaction Confirmation (as defined below) are referred to herein collectively as the “Operative Documents.” As used herein, “Conversion Shares” means the fully paid, nonassessable shares of common stock, par value $.001 per share, of the Company (the “Common Stock”) to be received by the holders of the Notes upon conversion of the Notes pursuant to the terms of the Notes and the Indenture. The Notes will be convertible initially at a conversion rate of 103.7613 shares of Common Stock per $1,000 principal amount of the Notes, on the terms, and subject to the conditions, set forth in the Indenture (the “Conversion Rate”).

In connection with the offering of the Notes, the Company is separately entering into (i) a forward stock purchase transaction with the Initial Purchaser (or affiliate thereof), pursuant to a forward stock purchase confirmation (the “Forward Transaction Confirmation”), to be dated the date hereof and (ii) an amendment (the “Credit Agreement Amendment”) to its Credit Agreement, dated as of March 27, 2014, among the Company, the Company’s U.S. subsidiaries and General Electric Capital Corporation (the “Credit Agreement”) to permit the Company to enter into the transactions contemplated by this Agreement, the Indenture and the Forward Transaction Confirmation.

The Notes will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (the “Securities Act”), in reliance upon an exemption therefrom.

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The Company understands that the Initial Purchaser proposes to make an offering of the Notes on the terms and in the manner set forth herein and in the Disclosure Package (as defined below), including the Preliminary Offering Memorandum (as defined below), and the Final Offering Memorandum (as defined below) and agrees that the Initial Purchaser may resell, subject to the conditions set forth herein, all or a portion of the Notes to purchasers (the “Subsequent Purchasers”) at any time after the date of this Agreement.

The Company has prepared an offering memorandum, dated the date hereof, setting forth information concerning the Company, the Notes and the Common Stock, in form and substance reasonably satisfactory to the Initial Purchaser. As used in this Agreement, “Offering Memorandum” means, collectively, the Preliminary Offering Memorandum dated as of June 2, 2014 (the “Preliminary Offering Memorandum”) and the offering memorandum dated the date hereof (the “Final Offering Memorandum”), each as then amended or supplemented by the Company. As used herein, each of the terms “Disclosure Package”, “Offering Memorandum”, “Preliminary Offering Memorandum” and “Final Offering Memorandum” shall include in each case the documents incorporated or deemed to be incorporated by reference therein.

The Company hereby confirms its agreements with the Initial Purchaser as follows:

Section 1. Representations, Warranties and Covenants of the Company.

The Company hereby represents and warrants to, and covenants with, the Initial Purchaser as follows:

(a) No Registration. Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 6 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Notes to the Initial Purchaser, the offer, resale and delivery of the Notes by the Initial Purchaser and the conversion of the Notes into Conversion Shares, in each case in the manner contemplated by this Agreement, the Indenture, the Disclosure Package and the Offering Memorandum, to register the Notes or the Conversion Shares under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939.

(b) No Integration. None of the Company or any of its subsidiaries has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) that is or will be integrated with the sale of the Notes or the Conversion Shares in a manner that would require registration under the Securities Act of the Notes or the Conversion Shares.

(c) Rule 144A. The Notes are eligible for resale pursuant to Rule 144A under the Securities Act and no securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Notes are listed or will be listed at the Closing Date on any national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or quoted on an automated inter-dealer quotation system.

(d) Exclusive Agreement. Since July 24, 2013, the Company has not paid or agreed to pay to any person any compensation for soliciting another person to purchase any securities of the Company (except as contemplated in this Agreement).

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(e) Offering Memoranda. The Company hereby confirms that it has authorized the use of the Disclosure Package, including the Preliminary Offering Memorandum, and the Final Offering Memorandum in connection with the offer and sale of the Notes by the Initial Purchaser. Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Disclosure Package or the Final Offering Memorandum complied when it was filed, or will comply when it is filed, as the case may be, in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder. The Preliminary Offering Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the date of this Agreement, the Closing Date and on any Subsequent Closing Date, the Final Offering Memorandum did not and will not (and any amendment or supplement thereto, at the date thereof, at the Closing Date and on any Subsequent Closing Date, will not) contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Final Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser expressly for use therein, it being understood and agreed that the only such information furnished by the Initial Purchaser consists of the information described as such in Section 8 hereof.

(f) Disclosure Package. The term “Disclosure Package” shall mean (i) the Preliminary Offering Memorandum, as amended or supplemented at the Applicable Time, (ii) the Final Term Sheet (as defined herein) and (iii) any other writings that the parties expressly agree in writing to treat as part of the Disclosure Package (“Issuer Written Information”). As of 7:00 p.m., New York time, on the date of execution and delivery of this Agreement (the “Applicable Time”), the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by the Initial Purchaser for use therein, it being understood and agreed that the only such information furnished by the Initial Purchaser consists of the information described as such in Section 8 hereof. The Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A.  The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchaser’s distribution of the Notes, any offering material in connection with the offering and sale of the Notes other than the Disclosure Package and the Final Offering Memorandum.

(g) Statements in Offering Memorandum. The statements in the Disclosure Package and the Final Offering Memorandum under the headings “Certain United States Income Tax Considerations”, “Description of Other Indebtedness”, “Description of Prepaid Forward Share Repurchase Transaction” and “Description of Capital Stock” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

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(h) Offering Materials Furnished to Initial Purchaser. The Company has delivered to the Initial Purchaser copies of the materials contained in the Disclosure Package and the Final Offering Memorandum, each as amended or supplemented, in such quantities and at such places as the Initial Purchaser has reasonably requested.

(i) Authorization of the Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(j) Authorization of the Indenture. The Indenture has been duly authorized by the Company; on the Closing Date, the Indenture will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, will constitute a legally valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (collectively, the “Enforceability Exceptions”); and the Indenture conforms in all material respects to the description thereof contained in the Disclosure Package and the Final Offering Memorandum.

(k) Authorization of the Notes. The Notes have been duly authorized by the Company; when the Notes are executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchaser pursuant to this Agreement on the respective Closing Date (assuming due authentication of the Notes by the Trustee), such Notes will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions; and the Notes will conform in all material respects to the description thereof contained in the Disclosure Package and the Final Offering Memorandum.

(l) Authorization of the Conversion Shares. The Conversion Shares have been duly authorized and reserved and, when issued upon conversion of the Notes in accordance with the terms of the Notes and the Indenture, will be validly issued, fully paid and nonassessable, and the issuance of such shares will not be subject to any preemptive or similar rights.

(m) Authorization of Credit Agreement Amendment. The Credit Agreement Amendment has been duly authorized and, when executed and delivered by the Company and its subsidiaries party thereto and, assuming due execution and delivery thereof by the other parties thereto, the Credit Agreement, as amended by the Credit Agreement Amendment, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

(n) Authorization of Forward Transaction Confirmations. The Forward Transaction Confirmations have been duly authorized, executed and delivered by the Company and, assuming due execution and delivery thereof by the other parties thereto, are valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject in each case to the Enforceability Exceptions.

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(o) No Material Adverse Change. Except as otherwise disclosed in the Disclosure Package and the Final Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), subsequent to the respective dates as of which information is given in the Disclosure Package: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, nor entered into any material transaction or agreement; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(p) Independent Accountants. BDO Seidman, LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules included as a part of or incorporated by reference in the Disclosure Package and the Final Offering Memorandum, are independent registered public accountants with respect to the Company as required by the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder.

(q) Preparation of the Financial Statements. The financial statements and the supporting schedules included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements and supporting schedules comply as to form with the applicable accounting requirements of Regulation S-X and have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data set forth in the Disclosure Package, the Final Offering Memorandum under the caption “Capitalization” fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Disclosure Package and the Final Offering Memorandum. The Company’s ratios of earnings to fixed charges set forth in the Disclosure Package and the Final Offering Memorandum have been calculated in compliance with Item 503(d) of Regulation S-K under the Securities Act. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Disclosure Package and the Final Offering Memorandum fairly presents the information called for in all material respects and has been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.

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(r) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum and, in the case of the Company, to enter into and perform its obligations under this Agreement. The Company and each of its subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse effect on the condition, financial or otherwise, or on the earnings, business, properties, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (a “Material Adverse Effect”). All of the issued and outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for the security interest in such capital stock granted pursuant to the Credit Agreement. Other than a 5% ownership interest in DreamPlay, LLC, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

(s) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Disclosure Package and the Final Offering Memorandum under the caption “Capitalization” (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Disclosure Package and the Final Offering Memorandum or upon exercise of outstanding options described in the Disclosure Package and the Final Offering Memorandum, as the case may be). The Common Stock (including the Conversion Shares) conforms in all material respects to the description thereof contained in the Disclosure Package and the Final Offering Memorandum. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Disclosure Package and the Final Offering Memorandum. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth or incorporated by reference in the Disclosure Package and the Final Offering Memorandum accurately and fairly presents and summarizes such plans, arrangements, options and rights.

(t) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation or in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under its charter or by-laws, (ii) in Default under any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which the Company or such subsidiary is a party or by which it may be bound (including, without limitation, the Company’s 4.50% Convertible Senior Notes due 2014, 4.25% Convertible Senior Notes due 2018 or the related indentures or the Credit Agreement or the related agreements and note), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”) or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except with respect to clause (ii) or (iii) only, for such Defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

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The Company’s execution, delivery and performance of the Operative Documents and consummation of the transactions contemplated thereby, by the Disclosure Package and by the Final Offering Memorandum (i) have been duly authorized by all necessary corporate action of the Company and will not result in any Default under the charter or by-laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Company’s execution, delivery and performance of the Operative Documents and consummation of the transactions contemplated thereby, by the Disclosure Package and by the Final Offering Memorandum, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority (“FINRA”). As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(u) No Stamp or Transfer Taxes. There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, or any other U.S. or non-U.S. governmental authority required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Notes or upon the issuance of Common Stock upon the conversion thereof.

(v) No Material Actions or Proceedings. Except as otherwise disclosed in the Disclosure Package and the Final Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened against or affecting the Company or any of its subsidiaries, (i) which has as the subject thereof the Company, any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (ii) relating to environmental or discrimination matters, where in either such case, (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary, or any officer or director of, or property owned or leased by, the Company or any of its subsidiaries and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.

(w) Labor Matters. No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

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(x) Intellectual Property Rights. Except as otherwise disclosed in the Disclosure Package and the Final Offering Memorandum, the Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Disclosure Package and the Final Offering Memorandum to be conducted. Except as set forth in the Disclosure Package and the Final Offering Memorandum, (i) no party has been granted an exclusive license to use any portion of such Intellectual Property owned by the Company; (ii) to the Company’s knowledge, there is no material infringement by third parties of any such Intellectual Property owned by or exclusively licensed to the Company; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any material Intellectual Property, and the Company is unaware of any facts that would form a reasonable basis for any such claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts that would form a reasonable basis for any such claim; and (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact that would form a reasonable basis for any such claim.

(y) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

(z) Title to Properties. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(q) above, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary and except for the security interests granted pursuant to the Credit Agreement. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(aa) Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns in a timely manner and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for any taxes, assessments, fines or penalties as may be being contested in good faith and by appropriate proceedings. The Company has made appropriate provisions in the financial statements referred to in Section 1(q) above in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

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(bb) Company Not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Company Act”). The Company is not, and after receipt of payment for the Notes and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in the Disclosure Package and the Final Offering Memorandum will not be, an “investment company” within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(cc) Compliance with Reporting Requirements. The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

(dd) Insurance. The Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed reasonable and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of terrorism or vandalism and earthquakes. All policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not have a Material Adverse Effect.

(ee) No Restriction on Dividends or other Distributions. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends or other distributions to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Disclosure Package and the Final Offering Memorandum.

(ff) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes. The Company acknowledges that the Initial Purchaser may engage in passive market making transactions in the Common Stock on the Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act.

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(gg) Related Party Transactions. There are no material business relationships or related-party transactions involving the Company or any subsidiary or any other person that have not been described in the Disclosure Package or the Final Offering Memorandum.

(hh) No General Solicitation. None of the Company or any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act (“Regulation D”)), has, directly or through an agent, engaged in any form of general solicitation or general advertising in connection with the offering of the Notes or the Conversion Shares (as those terms are used in Regulation D) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; the Company has not entered into any contractual arrangement with respect to the distribution of the Notes or the Conversion Shares except for this Agreement, and the Company will not enter into any such arrangement.

(ii) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(jj) No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(kk) No Conflict with OFAC Laws. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered or enforced by the United States Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, the “Sanctions”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any Sanctions. Furthermore, neither the Company nor any of its subsidiaries is located, organized or resident in a country or territory that is the subject of Sanctions.

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(ll) ERISA Compliance. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or, to the Company’s knowledge, investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by the Company or any of its subsidiaries that could have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company or any of its subsidiaries that could have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company and its subsidiaries’ most recently completed fiscal year; (ii) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company or any of its subsidiaries related to its or their employment that could have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company or any of its subsidiaries may have any liability.

(mm) Brokers. There is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(nn) Sarbanes-Oxley Compliance. There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(oo) Internal Controls and Procedures. The Company maintains (i) effective internal control over financial reporting as defined in Rule 13a-15 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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(pp) No Material Weakness in Internal Controls. Except as disclosed in the Disclosure Package and the Final Offering Memorandum, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(qq) Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15 of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(rr) Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each Stock Option designated by the Company or the relevant subsidiary of the Company at the time of grant as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company or the relevant subsidiary of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the Nasdaq Marketplace Rules and any other exchange on which the securities of the Company or the relevant subsidiary of the Company are traded, (iv) the per share exercise price of each Stock Option was equal to or greater than the fair market value of a share of Common Stock on the applicable Grant Date and (v) each such grant was properly accounted for in accordance with GAAP in the consolidated financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. Neither the Company nor any of its subsidiaries has knowingly granted, and there is no and has been no policy or practice of the Company or any of its subsidiaries of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

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(ss) Lending Relationship. Except as disclosed in the Disclosure Package and the Final Offering Memorandum, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Initial Purchaser and (ii) does not intend to use any of the proceeds from the sale of the Notes hereunder to repay any outstanding debt owed to any affiliate of the Initial Purchaser.

(tt) Environmental Laws. Except as described in the Disclosure Package and the Final Offering Memorandum or would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(uu) Statistical and Market-Related Data. Any statistical and market-related data included in the Disclosure Package or the Final Offering Memorandum are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

Any certificate signed by an officer of the Company and delivered to the Initial Purchaser or to counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Company to the Initial Purchaser as to the matters set forth therein.

Section 2. Purchase, Sale and Delivery of the Notes

(a) The Firm Notes. The Company agrees to issue and sell to the Initial Purchaser the Firm Notes upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchaser agrees to purchase from the Company $100,000,000 aggregate principal amount of Firm Notes. The purchase price per Firm Note to be paid by the Initial Purchaser to the Company shall be 96.0% of the aggregate principal amount thereof.

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(b) The Closing Date. Delivery of the Firm Notes to be purchased by the Initial Purchaser and payment therefor shall be made at the offices of Alston & Bird LLP, 333 South Hope Street, 16th Floor, Los Angeles, California 90071  (or such other place as may be agreed to by the Company and MLPFS) at 9:00 a.m., New York time, on June 9, 2014, or such other time and date not later than 1:30 p.m., New York time, June 9, 2014 as MLPFS shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”).

(c) The Optional Notes; any Subsequent Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the Initial Purchaser to purchase up to $15,000,000 aggregate principal amount of Optional Notes from the Company at the same price as the purchase price per Firm Note to be paid by the Initial Purchaser for the Firm Notes. The option granted hereunder may be exercised at any time and from time to time upon notice by MLPFS to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the amount (which shall be an integral multiple of $1,000 in aggregate principal amount) of Optional Notes as to which the Initial Purchaser are exercising the option, (ii) the names and denominations in which the Optional Notes are to be registered and (iii) the time, date and place at which such Optional Notes will be delivered (which time and date may be simultaneous with, but not earlier than, the Closing Date; and in such case the term “Closing Date” shall refer to the time and date of delivery of the Firm Notes and the Optional Notes). Each time and date of delivery, if subsequent to the Closing Date, is called a “Subsequent Closing Date” and shall be determined by MLPFS and shall not be earlier than the Closing Date nor later than 10 business days after delivery of such notice of exercise.

(d) Payment for the Notes. Payment for the Notes shall be made at the Closing Date (and, if applicable, at any Subsequent Closing Date) by wire transfer of immediately available funds to the order of the Company.

(e) Delivery of the Notes. The Company shall deliver, or cause to be delivered, to the Initial Purchaser the Firm Notes at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, to the Initial Purchaser the Optional Notes the Initial Purchaser has agreed to purchase at the Closing Date or any Subsequent Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Delivery of the Firm Notes and the Optional Notes shall be made through the facilities of The Depository Trust Company unless MLPFS shall otherwise instruct. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchaser.

Section 3. Covenants of the Company

The Company covenants and agrees with the Initial Purchaser as follows:

(a) Preparation of Offering Memorandum; MLPFS’s Review of Proposed Amendments and Supplements. As promptly as practicable following the Applicable Time and in any event not later than the second business day following the date hereof, the Company will prepare and deliver to the Initial Purchaser the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement. During such period beginning on the date hereof and ending on the date of the completion of the resale of the Notes by the Initial Purchaser (as notified by the Initial Purchaser to the Company), prior to amending or supplementing the Disclosure Package or the Final Offering Memorandum, the Company shall furnish to MLPFS for review a copy of each such proposed amendment or supplement, and the Company shall not print, use or distribute such proposed amendment or supplement to which MLPFS reasonably objects.

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(b) Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters. If, at any time prior to the completion of the resale of the Notes by the Initial Purchaser (as notified by the Initial Purchaser to the Company), any event or development shall occur or condition exist as a result of which it is necessary to amend or supplement the Disclosure Package or the Final Offering Memorandum in order that the Disclosure Package or the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if in the opinion of MLPFS or counsel for the Initial Purchaser it is otherwise necessary to amend or supplement the Disclosure Package or the Final Offering Memorandum to comply with law, the Company shall promptly notify the Initial Purchaser and prepare, subject to Section 3(a) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission.

(c) Copies of Disclosure Package and the Offering Memorandum. The Company agrees to furnish to the Initial Purchaser, without charge, until the earlier of nine months after the date hereof or the completion of the resale of the Notes by the Initial Purchaser (as notified by the Initial Purchaser to the Company) as many copies of the materials contained in the Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as the Initial Purchaser may reasonably request.

(d) Blue Sky Compliance. The Company shall cooperate with the Initial Purchaser and counsel for the Initial Purchaser, as the Initial Purchaser may reasonably request from time to time, to qualify or register the Notes for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws or other foreign laws of those jurisdictions designated by the Initial Purchaser, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Notes. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation, other than those arising out of the offering or sale of the Notes in any jurisdiction where it is not now so subject. The Company will advise the Initial Purchaser promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Notes for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(e) Rule 144A Information. Prior to the completion of the resale of the Notes by the Initial Purchaser with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission all reports and documents required to be filed under Section 13 or 15 of the Exchange Act. For so long as any of the Notes are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company shall provide to any holder of the Notes or to any prospective purchaser of the Notes designated by any holder, upon request of such holder or prospective purchaser, information required to be provided by Rule 144A(d)(4) of the Securities Act if, at the time of such request, the Company is not subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act.

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(f) Compliance with Securities Law. The Company will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(g) Legends. Each of the Notes will bear, to the extent applicable, the legend contained in “Notice to Investors” in the Disclosure Package and the Final Offering Memorandum for the time period and upon the other terms stated therein.

(h) Written Information Concerning the Offering. Without the prior written consent of MLPFS, the Company will not give to any prospective purchaser of the Notes or any other person not in its employ any written information concerning the offering of the Notes other than the Disclosure Package, the Final Offering Memorandum or any other offering materials prepared by or with the prior consent of the Initial Purchaser.

(i) No General Solicitation. The Company will not, and will cause its subsidiaries not to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(j) No Integration. The Company will not, and will cause its subsidiaries not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes.

(k) No Directed Selling Efforts. None of the Company, its Affiliates, or any person acting on its or their behalf will engage in any directed selling efforts with respect to the Notes, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(l) Information to Publishers. Any information provided by the Company to publishers of publicly available databases about the terms of the Notes and the Indenture shall include a statement that the Notes have not been registered under the Securities Act and are subject to restrictions under Rule 144A of the Securities Act and Regulation S.

(m) DTC. The Company will cooperate with the Initial Purchaser and use its best efforts to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.

(n) Rule 144 Tolling. During the period of six months after the last Closing Date, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

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(o) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Notes sold by it in the manner described under the caption “Use of Proceeds” in the Disclosure Package and the Final Offering Memorandum.

(p) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

(q) Available Conversion Shares. The Company will reserve and keep available at all times, free of pre-emptive rights, the full number of Conversion Shares.

(r) Conversion Rate. Between the date hereof and the Closing Date, the Company will not do or authorize any act or thing that would result in an adjustment of the Conversion Rate.

(s) Company to Provide Interim Financial Statements and Other Information. Prior to the Closing Date, the Company will furnish to the Initial Purchaser, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Disclosure Package and the Final Offering Memorandum.

(t) Agreement Not to Offer or Sell Additional Securities. During the period commencing on the date hereof and ending on the 90th day following the date of the Final Offering Memorandum (the “Lock-Up Period”), the Company will not, without the prior written consent of MLPFS (which consent may be withheld at the sole discretion of MLPFS), directly or indirectly, sell, offer, contract to sell or grant any option to buy, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition of), or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (in each case other than as contemplated by this Agreement with respect to the Notes); provided, however, that the Company (i) may issue shares of its Common Stock upon exercise of options pursuant to any stock option, stock bonus or other stock plan or arrangement existing and in effect on the date hereof and described in the Disclosure Package and (ii) grant options to purchase its Common Stock or issue restricted shares of its Common Stock pursuant to any stock option, stock bonus or other stock plan or arrangement existing and in effect on the date hereof and described in the Disclosure Package, provided that such newly granted option or restricted shares shall not vest within the Lock-Up Period.

(u) Future Reports to Stockholders. The Company will make available to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Final Offering Memorandum), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

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(v) Future Reports to the Initial Purchaser. To the extent not otherwise publicly available, during the period of five years hereafter, the Company will furnish to the Initial Purchaser at One Bryant Park, New York, NY 10036: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, FINRA or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

(w) Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Notes in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(x) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Notes.

(y) New Lock-Up Agreements. The Company will enforce all agreements between the Company and any of its security holders to be entered into pursuant to this agreement that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company’s securities. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements.

(z) DTC. The Company will cooperate with the Initial Purchaser and use its best efforts to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.

(aa) Final Term Sheet. The Company will prepare a final term sheet, containing solely a description of the Notes and the offering thereof, in the form approved by you and attached as Schedule A hereto (the “Final Term Sheet”).

(bb) Listing. The Company will use its best efforts to maintain the listing of the Conversion Shares on the Nasdaq Global Select Market.

Section 4. Payment of Expenses

The Company agrees to pay the following costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby: (i) all expenses incident to the issuance and delivery of the Notes (including all printing and engraving costs), (ii) all fees and expenses of the Trustee under the Indenture incident to the performance by the Trustee of its obligations thereunder, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Notes to the Initial Purchaser, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, shipping and distribution of the materials contained in the Disclosure Package, including the Preliminary Offering Memorandum, and the Final Offering Memorandum, all amendments and supplements thereto and this Agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or the Initial Purchaser in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Notes for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Initial Purchaser, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Initial Purchaser of such qualifications, registrations and exemptions, (vii)  the expenses of the Company and the Initial Purchaser in connection with the marketing and offering of the Notes, including all transportation and other expenses incurred in connection with presentations to prospective purchasers of the Notes, and (viii) the fees and expenses associated with listing the Conversion Shares on the Nasdaq Global Select Market. Except as provided in this Section 4, Section 7 and Section 10 hereof, the Initial Purchaser shall pay its own expenses, including the fees and disbursements of its counsel.

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Section 5. Conditions of the Obligations of the Initial Purchaser

The obligations of the Initial Purchaser to purchase and pay for the Notes as provided herein on the Closing Date and, with respect to the Optional Notes, any Subsequent Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and, with respect to the Optional Notes, as of any Subsequent Closing Date as though then made, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. On the date hereof, the Initial Purchaser shall have received from BDO Seidman, LLP, independent public accountants for the Company, a letter dated the date hereof addressed to the Initial Purchaser, the form of which is attached as Exhibit A.

(b) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date and, with respect to the Optional Notes, any Subsequent Closing Date:

(i)        in the judgment of MLPFS there shall not have occurred any Material Adverse Change;

(ii)       there shall not have been any change or decrease specified in the letter or letters referred to in paragraph (a) of this Section 5 which is, in the sole judgment of MLPFS, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Notes as contemplated by the Disclosure Package and the Final Offering Memorandum; and

(iii)       there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

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(c) Opinion of Counsel for the Company. On each of the Closing Date and any Subsequent Closing Date, the Initial Purchaser shall have received the favorable opinion of Feder Kaszovitz LLP, counsel for the Company, dated as of such Closing Date or Subsequent Closing Date, substantially in the form which is attached as Exhibit B.

(d) Opinion of Counsel for the Initial Purchaser. On the Closing Date and any Subsequent Closing Date, the Initial Purchaser shall have received the favorable opinion of Alston & Bird LLP, counsel for the Initial Purchaser, dated as of such Closing Date or Subsequent Closing Date, in form and substance satisfactory to, and addressed to, the Initial Purchaser, with respect to the issuance and sale of the Notes, the Disclosure Package, the Preliminary Offering Memorandum, the Final Offering Memorandum and other related matters as the Initial Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(e) Officers’ Certificate. On the Closing Date and any Subsequent Closing Date, the Initial Purchaser shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date or Subsequent Closing Date, to the effect that the signers of such certificate have carefully examined the Disclosure Package, including the Preliminary Offering Memorandum, and the Final Offering Memorandum, any amendments or supplements thereto and this Agreement, to the effect set forth in subsection (b)(iii) of this Section 5, and further to the effect that:

(i)        for the period from and after the date of this Agreement and prior to such Closing Date or Subsequent Closing Date there has not occurred any Material Adverse Change;

(ii)       the representations and warranties of the Company set forth in Section 1 of this Agreement are true and correct on and as of such Closing Date or Subsequent Closing Date with the same force and effect as though expressly made on and as of such Closing Date or such Subsequent Closing Date; and

(iii)      the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date or Subsequent Closing Date.

(f) Bring-down Comfort Letter. On the Closing Date and any Subsequent Closing Date, the Initial Purchaser shall have received from BDO Seidman, LLP, independent public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Initial Purchaser, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to such Closing Date or Subsequent Closing Date.

(g) Lock-Up Agreement from Certain Securityholders of the Company. On or prior to the date hereof, the Company shall have furnished to the Initial Purchaser an agreement in the form of Exhibit C hereto from directors and executive officers of the Company, and such agreement shall be in full force and effect on each of the Closing Date and any Subsequent Closing Date.

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(h) Listing of Conversion Shares. The Company shall have caused the Conversion Shares to be approved for listing, subject to notice of issuance, on the Nasdaq Global Select Market, and satisfactory evidence of such actions has been provided to the Initial Purchaser.

(i) Credit Agreement Amendment. (i) Prior to the Closing Date, the Company shall have furnished to the Initial Purchaser a copy of the fully executed Credit Agreement Amendment, and (ii) the Credit Agreement, as amended by the Credit Agreement Amendment, shall be in full force and effect on the Closing Date.

(j) Additional Documents. On or before each of the Closing Date and any Subsequent Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Notes as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by MLPFS by notice to the Company at any time on or prior to the Closing Date and, with respect to the Optional Notes, at any time prior to the applicable Subsequent Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7, Section 8, Section 9 and Section 13 shall at all times be effective and shall survive such termination.

Section 6. Representations, Warranties and Agreements of Initial Purchaser

The Initial Purchaser represents and warrants that it is a “qualified institutional buyer”, as defined in Rule 144A of the Securities Act. The Initial Purchaser agrees with the Company that:

(a) it has not offered or sold, and will not offer or sell, any Notes within the United States or to, or for the account or benefit of, U.S. persons (x) as part of their distribution at any time or (y) otherwise until one year after the later of the commencement of the offering of the Notes pursuant hereto and the date of closing of the offering of the Notes pursuant hereto except:

(i)        to those it reasonably believes to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or

(ii)       in accordance with Rule 903 of Regulation S;

(b) neither it nor any person acting on its behalf has made or will make offers or sales of the Notes in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States;

(c) in connection with each sale pursuant to Section 6(a)(i), it has taken or will take reasonable steps to ensure that the purchaser of such Notes is aware that such sale is being made in reliance on Rule 144A;

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(d) any information provided by the Initial Purchaser to publishers of publicly available databases about the terms of the Notes and the Indenture shall include a statement that the Notes have not been registered under the Securities Act and are subject to restrictions under Rule 144A under the Securities Act and Regulation S;

(e) it will not engage in hedging transactions with regard to the Notes prior to the expiration of the distribution compliance period as (defined in Regulation S), unless in compliance with the Securities Act;

(f) neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes;

(g) it has not entered and will not enter into any contractual arrangement with any distributor (within the meaning of Regulation S) with respect to the distribution of the Notes, except with its affiliates or with the prior written consent of the Company;

(h) it and they have complied and will comply with the offering restrictions requirement of Regulation S;

(i) at or prior to the confirmation of sale of Notes (other than a sale of Notes pursuant to Section 6(a)(ii) of this Agreement), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the distribution compliance period (within the meaning of Regulation S) a confirmation or notice to substantially the following effect:

“The Notes covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until one year after the later of the commencement of the offering and the date of closing of the offering, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Additional restrictions on the offer and sale of the Notes and the Common Stock issuable upon conversion thereof are described in the offering memorandum for the Notes. Terms used in this paragraph have the meanings given to them by Regulation S.”; and

(j) it acknowledges that additional restrictions on the offer and sale of the Notes and the Common Stock issuable upon conversion thereof are described in the Disclosure Package and the Final Offering Memorandum.

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Section 7. Reimbursement of Initial Purchaser’s Expenses

If this Agreement is terminated pursuant to Section 5 or Section 10(i)(A), or if the sale to the Initial Purchaser of the Notes on the Closing Date or any Subsequent Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Initial Purchaser upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchaser in connection with the proposed purchase and the offering and sale of the Notes, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 8. Indemnification

(a) Indemnification of the Initial Purchaser. The Company agrees to indemnify and hold harmless the Initial Purchaser, its directors, officers, employees, agents, and affiliates (as defined in Rule 144 under the Securities Act) against any loss, claim, damage, liability or expense, as incurred, to which the Initial Purchaser, director, officer, employee, agent or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Final Offering Memorandum, the information contained in the Final Term Sheet, any Issuer Written Information or any other written information used by or on behalf of the Company in connection with the offer or sale of the Notes (or any amendment or supplement to the foregoing), or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse the Initial Purchaser, its officers, directors, employees, agents and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by MLPFS) as such expenses are reasonably incurred by such Initial Purchaser, or its officers, directors, employees, agents or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon and in conformity with written information furnished to the Company by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum, the Final Offering Memorandum, the Final Term Sheet, any Issuer Written Information or any other written information used by or on behalf of the Company in connection with the offer or sale of the Notes (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Initial Purchaser consists of the information described as such in Section 8(b) hereof. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company, its Directors and Officers. The Initial Purchaser agrees to indemnify and hold harmless the Company, each of its directors, each of its officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Final Offering Memorandum, the information contained in the Final Term Sheet, any Issuer Written Information or any other written information used by or on behalf of the Company in connection with the offer or sale of the Notes (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Final Offering Memorandum, the Final Term Sheet, any Issuer Written Information or any other written information used by or on behalf of the Company in connection with the offer or sale of the Notes (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by MLPFS expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense (including the fees and disbursements of counsel chosen by the Company) reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Initial Purchaser has furnished to the Company expressly for use in the Preliminary Offering Memorandum, the Final Offering Memorandum, the Final Term Sheet, any Issuer Written Information or any other written information used by or on behalf of the Company in connection with the offer or sale of the Notes (or any amendment or supplement thereto) are the statements set forth in Schedule B. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that the Initial Purchaser may otherwise have.

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(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the indemnifying party (or by MLPFS in the case of Section 8(b)), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

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(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

Section 9. Contribution

If the indemnification provided for in Section 8 is for any reason unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, from the offering of the Notes pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the untrue statements or omissions or alleged untrue statements or alleged omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the offering of the Notes pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Notes pursuant to this Agreement (before deducting expenses) received by the Company, and the total purchase discount received by the Initial Purchaser bear to the aggregate initial offering price of the Notes. The relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchaser, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, the Initial Purchaser shall not be required to contribute any amount in excess of the purchase discount or commission received by the Initial Purchaser in connection with the Notes purchased by it hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each director, officer, employee and agent of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

Section 10. Termination of this Agreement

Prior to the Closing Date and, with respect to the Optional Notes, any Subsequent Closing Date, this Agreement may be terminated by MLPFS by notice given to the Company if at any time (i) (A) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Nasdaq Global Select Market, or (B) trading in securities generally on the New York Stock Exchange or the Nasdaq Global Select Market shall have been suspended or limited, or minimum or maximum prices shall have been generally established by the Commission or FINRA or on either such stock exchange; (ii) a general banking moratorium shall have been declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; or (iii) there shall have occurred any outbreak or escalation of national or international hostilities or declaration of a national emergency or war by the United States or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of MLPFS is material and adverse and makes it impracticable or inadvisable to market the Notes in the manner and on the terms described in the Disclosure Package and the Final Offering Memorandum or to enforce contracts for the sale of securities. Any termination pursuant to this Section 10 shall be without liability on the part of (a) the Company to the Initial Purchaser, except that the Company shall be obligated to reimburse the expenses of the Initial Purchaser pursuant to Sections 4 and 7 hereof or (b) the Initial Purchaser to the Company.

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Section 11. No Advisory or Fiduciary Responsibility

The Company acknowledges and agrees that: (i) the purchase and sale of the Notes pursuant to this Agreement, including the determination of the offering price of the Notes and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Initial Purchaser, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction the Initial Purchaser is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the Initial Purchaser has advised or is currently advising the Company on other matters) and the Initial Purchaser has no obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the Initial Purchaser and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the Initial Purchaser has no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Initial Purchaser has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Initial Purchaser, or any of them, with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Initial Purchaser with respect to any breach or alleged breach of agency or fiduciary duty.

Section 12. Research Analyst Independence

The Company acknowledges that the Initial Purchaser’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Initial Purchaser’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Initial Purchaser with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Initial Purchaser’s investment banking divisions. The Company acknowledges that the Initial Purchaser is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company.

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Section 13. Representations and Indemnities to Survive Delivery

The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the Initial Purchaser set forth in or made pursuant to this Agreement (i) will remain operative and in full force and effect, regardless of any (A) investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or employees of the Initial Purchaser, or any person controlling the Initial Purchaser, the Company, the officers or employees of the Company or any person controlling the Company, as the case may be or (B) acceptance of the Notes and payment for them hereunder and (ii) will survive delivery of and payment for the Notes sold hereunder and any termination of this Agreement.

Section 14. Notices

All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to MLPFS:
Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, NY 10036

Facsimile: (646) 855-3793

Attention: Syndicate Department

with a copy to:
Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, NY 10036

Facsimile: (646) 855-3703

Attention: ECM – Legal

and:

Alston & Bird LLP

1201 West Peachtree Street

Atlanta, Georgia 30309

Facsimile: (404) 253-8376

Attention: Scott Ortwein

If to the Company:

JAKKS Pacific, Inc.

22619 Pacific Coast Highway

Malibu, California 90265

Facsimile: (310) 317-8527

Attention: Stephen G. Berman

with a copy to:

Feder Kaszovitz LLP

845 Third Avenue

New York, New York 10022

Facsimile: (212) 888-7776

Attention: Geoffrey A. Bass, Esq.

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Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 15. Successors and Assigns

This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of (i) the Company, its directors and any person who controls the Company within the meaning of the Securities Act or the Exchange Act, (ii) the Initial Purchaser, the officers, directors, employees and agents of the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act or the Exchange Act and (iii) the respective successors and assigns of any of the above, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Notes from the Initial Purchaser merely because of such purchase.

Section 16. Partial Unenforceability

The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 17. Governing Law Provisions; Consent to Jurisdiction

(a) Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or the courts of the State of New York in each case located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

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(c) Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Initial Purchaser hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 18. General Provisions

This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Preliminary Offering Memorandum and the Final Offering Memorandum.

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If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,
JAKKS PACIFIC, INC.

By:
Title:

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchaser as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:
Title:

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SCHEDULE A

PRICING SUPPLEMENT	STRICTLY CONFIDENTIAL

JAKKS Pacific, Inc.

$100,000,000

4.875% Convertible Senior Notes due 2020

June 3, 2014

Issuer:	JAKKS Pacific, Inc.

Ticker/Exchange:	JAKK/Nasdaq Global Select Market

Title of securities:	4.875% Convertible Senior Notes

Issue price:	100%, plus accrued interest, if any, from June 9, 2014.

Aggregate principal amount offered:	$100.0 million (excluding the initial purchaser’s option to purchase up to $15.0 million of additional aggregate principal amount of Notes).

Net proceeds:	$96.0 million ($110.4 million if the initial purchaser exercises its option to purchase up to $15.0 million of additional aggregate principal amount of Notes), after deducting the initial purchaser’s discount and before other fees and estimated expenses.

Maturity:	June 1, 2020, subject to earlier repurchase or conversion.

Annual interest rate:	4.875%

Interest payment dates:	June 1 and December 1

Initial Conversion price:	Approximately $9.64 per share of common stock

Initial Conversion rate:	103.7613 shares of common stock per $1,000 aggregate principal amount of Notes

Use of Proceeds:

We plan to use the net proceeds from this offering (1) to repurchase prior to maturity all or a portion of our 4.25% convertible senior notes due 2014, (2) to fund the cost to purchase up to $25.0 million of our common stock pursuant to a prepaid forward share repurchase transaction and (3) general corporate purposes. In the event we are unable to repurchase the 2014 notes on satisfactory terms prior to maturity, we will use such proceeds that were intended for such repurchases for general corporate purposes, including the payment of the 2014 notes at their maturity.

Settlement Date:	June 9, 2014

Adjustment to Conversion Rate Upon a Make-Whole Fundamental Change:	The following table sets forth numbers of additional shares to be received per $1,000 principal amount of Notes based on the respective stock prices and effective dates set forth below:

	Effective Date
Stock Price	June 9, 2014	June 1, 2015	June 1, 2016	June 1, 2017	June 1, 2018	June 1, 2019	June 1, 2020
$7.71	25.9403	25.9403	25.9403	25.9403	25.9403	25.9403	25.9403
$8.00	24.3004	23.6804	23.0084	22.2808	21.3871	21.2387	21.2387
$9.00	19.7654	18.9072	17.8539	16.5354	14.7441	12.0195	7.3498
$9.64	17.5333	16.6154	15.4501	13.9531	11.8899	8.7389	0.0000
$10.00	16.4526	15.5189	14.3211	12.7697	10.6271	7.3783	0.0000
$12.00	11.9761	11.1045	9.9480	8.4308	6.3730	3.5209	0.0000
$15.00	8.0369	7.3694	6.4882	5.3507	3.8648	2.0352	0.0000
$20.00	4.5744	4.2096	3.7228	3.0800	2.2513	1.2297	0.0000
$30.00	1.5507	1.4437	1.2973	1.0991	0.8318	0.4770	0.0000
$40.00	0.4166	0.3864	0.3447	0.2885	0.2142	0.1192	0.0000

The exact stock prices and effective dates may not be set forth in the table above, in which case:

•	if the stock price is between two stock prices in the table or the effective date is between two effective dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates, based on a 365-day year, as applicable;

•	if the stock price is greater than $40.00 per share (subject to adjustment), no additional shares will be added to the conversion rate; and

•	if the stock price is less than $7.71 per share (subject to adjustment), no additional shares will be added to the conversion rate.

Notwithstanding the foregoing, in no event will the conversion rate for the Notes exceed 129.7016 per $1,000 principal amount of such Notes, other than on account of proportional adjustments to the conversion rate in the manner set forth in clauses (1) through (3) under the caption “—Conversion Rate Adjustments” in the Preliminary Offering Memorandum.

CUSIP Number:	47012E AG1

Listing:	None

This communication is confidential and is intended for the sole use of the person to whom it is provided by the sender.

These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may only be sold to qualified institutional buyers pursuant to Rule 144A of the Securities Act or pursuant to another applicable exemption from registration.

The information in this term sheet supplements the Company’s preliminary Offering Memorandum, dated June 2, 2014 (the “Preliminary Offering Memorandum”) and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. This term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Offering Memorandum.

A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

SCHEDULE B

1.	The last paragraph on the cover page of the Offering Memorandum regarding the delivery of the Notes;

2.	The information in the fifth paragraph under the caption “Plan of Distribution”; and

3.	The information in paragraphs under the heading “Plan of Distribution—Price Stabilization, Short Positions.”

EXHIBIT A

Form of Comfort Letter

This draft is furnished solely for the purpose of indicating the form of letter that we would expect to be able to furnish Bank of America Merrill Lynch in response to their request, the matters expected to be covered in the letter, and the nature of the procedures that we would expect to carry out with respect to such matters. Based on our discussions with Bank of America Merrill Lynch, it is our understanding that the procedures outlined in this draft letter are those they wish us to follow. Unless Bank of America Merrill Lynch informs us otherwise, we shall assume that there are no additional procedures they wish us to follow. The text of the letter itself will depend, of course, on the results of the procedures, which we would not expect to complete until shortly before the letter is given and in no event before the cutoff date indicated therein.

June 3, 2014

Merrill Lynch, Pierce, Fenner & Smith
Incorporated
One Bryant Park
New York, New York 10036

Ladies and Gentlemen:

We have audited the consolidated balance sheets of JAKKS Pacific, Inc. (the “Company”) as of December 31, 2012 and 2013, and the consolidated statements of operations, comprehensive income (loss), stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2013, and the related financial statement schedule all incorporated by reference in the Preliminary Offering Memorandum dated June 2, 2014 relating to $100 million Convertible Senior Notes due 2020, herein referred to as the “Memorandum.” Our reports with respect thereto are also incorporated by reference in the Memorandum. We have also audited the effectiveness of the Company’s internal control over financial reporting as of December 31, 2013, and our report with respect thereto is also incorporated by reference in the Memorandum.

This letter is being furnished in reliance upon the representation from the underwriter named in the Memorandum to us that -

a.	You are knowledgeable with respect to the due diligence review process that would be performed if this placement of securities were being registered pursuant to the Securities Act of 1933, as amended (the “Act”).

b.	In connection with the offering of convertible notes, the review process you have performed is substantially consistent with the due diligence review process that you would have performed if this placement of securities were being registered pursuant to the Act.

In connection with the Memorandum:

(1)          We are an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Securities and Exchange Commission (SEC) and the Public Company Accounting Oversight Board (United States) (PCAOB).

(2)          In our opinion, the consolidated financial statements and financial statement schedule audited by us and incorporated by reference in the Memorandum comply as to form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934 (the “Exchange Act”) and the related rules and regulations adopted by the SEC.

(3)          We have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 2013; although we have conducted an audit for the year ended December 31, 2013, the purpose (and therefore the scope) of the audit was to enable us to express our opinion on the consolidated financial statements as of December 31, 2013 and for the years then ended, but not on the financial statements for any interim period within that year. Therefore, we are unable to and do not express any opinion on the unaudited condensed consolidated balance sheet as of March 31, 2014, and the unaudited condensed consolidated statements of operations, comprehensive income (loss), and cash flows for the three-months ended March 31, 2014 and 2013, incorporated by reference in the Memorandum, or on the financial position, results of operations, or cash flows as of any date or for any period subsequent to December 31, 2013.

(4)          For purposes of this letter, we have read the 2014 minutes of meetings of the stockholders, the board of directors, and the audit committee of the Company and its subsidiaries as set forth in the minute books at May 30, 2014, officials of the Company having advised us that the minutes of all such meetings through that date were set forth therein; we have carried out other procedures to May 30, 2014 as follows (our work did not extend to the period from May 31, 2014 to June 3, 2014, inclusive):

(a)          With respect to the three-month periods ended March 31, 2014 and 2013, we have:

(i)	Performed the procedures specified by the PCAOB for a review of interim financial information as described in AU sec. 722, “Interim Financial Information,” on the unaudited condensed consolidated balance sheet as of March 31, 2014, the unaudited condensed consolidated statements of operations and comprehensive income (loss) and cash flows for the three-months ended March 31, 2014 and 2013, incorporated by reference in the Memorandum.

(ii)	Inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited condensed consolidated financial statement referred to in (4)(a)(i), incorporated by reference in the Memorandum comply as to form in all material respects with the applicable accounting requirements of the Act and Exchange Act and the related rules and regulations adopted by the SEC.

The foregoing procedures do not constitute an audit of financial statements conducted in accordance with the standards of the PCAOB. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representations regarding the sufficiency of the foregoing procedures for your purposes.

(5)          Nothing came to our attention as a result of the foregoing procedures, however, that caused us to believe that:

(a)	(i) Any material modifications should be made to the unaudited condensed consolidated financial statements described in (4)(a), incorporated by reference in the Memorandum, for them to be in conformity with U.S. generally accepted accounting principles.

(ii)         The unaudited condensed consolidated financial statements described in (4)(a) do not comply as to form in all material respects with the applicable accounting requirements of the Act and Exchange Act and the related rules and regulations adopted by the SEC.

(6)          Company officials have advised us that no consolidated financial statements as of any date or for any period subsequent to March 31, 2014, are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after March 31, 2014, have, of necessity, been even more limited than those with respect to the periods referred to in (4). We have inquired of certain officials of the Company who have responsibility for financial and accounting matters whether (a) at May 30, 2014, there was any change in the capital stock, increase in long-term debt or any decreases in consolidated net current assets or stockholders' equity of the consolidated companies as compared with amounts shown on the March 31, 2014, unaudited condensed consolidated balance sheet incorporated by reference in the Memorandum or (b) for the period from April 1, 2014 to May 30, 2014, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales or in the total or per-share amounts of income before extraordinary items or of net income. On the basis of these inquiries and our reading of the minutes as described in (4), nothing came to our attention that caused us to believe that there was any such change, increase, or decrease except in all instances for changes, increases, or decreases that the Memorandum discloses have occurred or may occur.

(7)          Our audit of the consolidated financial statements for the periods referred to in the introductory paragraph of this letter comprised audit tests and procedures deemed necessary for the purpose of expressing an opinion on such consolidated financial statements taken as a whole. For none of the periods referred to therein nor for any other period did we perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions such as those enumerated below and, accordingly, we express no opinion thereon.

(8)           However, for purposes of this letter, we have read the circled items identified by you on the attached copy of the Annual Report on Form 10-K for the year ended December 31, 2013; Quarterly Report on Form 10-Q for the quarter ended March 31, 2014; and the Preliminary Offering Memorandum, and have performed the following additional procedures, which were applied as indicated by the symbols explained below. In performing these procedures, we have considered to be in agreement amounts that, when compared, differed only due to the effect of rounding. With respect to amounts that were computed by adjusting amounts for the receipt and application of the proceeds from the offering as set forth under "Use of Proceeds," it should be understood that we make no comment regarding the reasonableness of the "Use of Proceeds" or whether such proceeds or use will actually occur. Additionally, with respect to analyses prepared by the Company, we make no comment regarding the completeness or appropriateness of such analyses or the manner in which they were prepared. Our additional procedures were as follows:

(A)          Compared the specified dollar amounts, percentages, and/or numbers of shares to amounts in the audited consolidated financial statements described in the introductory paragraph of this letter to the extent that such amounts are included in or can be derived from such statements or the related notes thereto, and found them to be in agreement.

(B)          Compared the specified dollar amounts, percentages, and numbers of shares to amounts in the unaudited condensed consolidated financial statements as discussed in 4(a) to the extent that such amounts are included in or can be derived from such statements or the related notes thereto, and found them to be in agreement.

(C)          Compared the specified dollar amounts, percentages, and numbers of shares to amounts in the Company’s accounting records and found them to be in agreement.

(D)          Compared the specified dollar amounts, percentages, and numbers of shares to amounts reflected in an accounting analyses or schedules prepared by the Company and found them in to be agreement. With respect to analyses and schedules prepared by the Company, we make no comment regarding the completeness, accuracy or appropriateness of such analyses or the manner in which they were prepared.

(E)          Recalculated the specific dollar amounts, per share amounts, ratios and percentages based on the financial statements referred to in (a) or (b) above and found them to be in agreement when taking rounding into account.

(F)          Compared the specified amounts to amounts reflected in the Company’s Board of Directors, or Board committee meeting minutes provided to us by the Company, and found them to be in agreement.

(G)          Compared the specified dollar amounts and percentage to amounts reflected in Footnote 20, Selected Quarterly Financial Data (unaudited), in the December 31, 2013 consolidated financial statements to the extent that such amounts are included in or can be derived from such footnote, and found them to be in agreement.

(H)        Compared the specified dollar amounts to amounts reflected in the accounting analysis or schedule prepared by the Company and noted differences of $0.1 million and $0.1 million for the 2012 interest expense in respect to the Company’s credit facility and Maui acquisition, respectively.

(I)         Compared the specified dollar amounts to amounts reflected in the individual’s employment agreement issued by the Company, and found them to be in agreement.

(J)         Compared or recalculated the specified dollar amounts, percentages, and/or numbers of shares to amounts in the 2011, 2010 and 2009 consolidated financial statements, to the extent that such amounts are included in or can be derived from such statements or the related notes thereto, and found them to be in agreement.

(K)        Compared the specified dollar amounts to amounts reflected in the accounting analysis or schedule prepared by the Company and noted a difference of $0.3 million for product development expense.

(L)         Compared the specified dollar amounts to amounts reflected in the accounting analysis or schedule prepared by the Company and noted a difference of $0.1 million for legal expense.

(M)        Compared the specific dollar amounts to amounts reflected in the respective agreements entered into by the Company, and found them to be in agreement.

(N)         Compared value of stock awards to Mr. Murray L. Skala to amounts reflected in the accounting analysis or schedule prepared by the Company and noted a difference of $20.

(9)          It should be understood that we make no representations regarding questions of legal interpretation or regarding the sufficiency for your purposes of the procedures enumerated in the preceding paragraph; also, such procedures would not necessarily reveal any material misstatement of the amounts or percentages listed above. Further, we have addressed ourselves solely to the foregoing data as set forth in the Memorandum and make no representations regarding the adequacy of disclosure or regarding whether any material facts have been omitted.

(10)        This letter is solely for the information of the initial purchaser and to assist them in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the securities covered by the Memorandum, and it is not to be used, circulated, quoted, or otherwise referred to for any other purpose, including but not limited to the registration, purchase, or sale of securities, nor is it to be filed with or referred to in whole or in part in the Memorandum or any other document, except that reference may be made to it in the purchase agreement or in any list of closing documents pertaining to the offering of the Convertible Senior Notes covered by the Memorandum.

Very truly yours,

EXHIBIT B

Form of Opinion of Counsel for the Company

June __, 2014

Merrill Lynch, Pierce, Fenner & Smith Inc.

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

This opinion is rendered to you pursuant to Section 5 of the Purchase Agreement (the “Purchase Agreement”) dated June __, 2014 between you, as the Initial Purchaser, and JAKKS Pacific, Inc. (the “Company”), as the Seller, of $100,000,000 4.875% Convertible Notes due 2020.

References herein to the Disclosure Package, the Preliminary Offering Memorandum and the Final Offering Memorandum include any amendments or supplements thereto, respectively, at the Closing Date. Capitalized terms not hereafter defined shall have the meaning ascribed to them in the Purchase Agreement.

In rendering this opinion, we rely as to matters of fact, to the extent we deem proper, on certificates of responsible officers of the Company and public officials.

(i)        The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii)        The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement.

(iii)        The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(iv)       Each significant subsidiary of the Company (as defined in Rule 405 under the Securities Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own or lease, as the case may be, and to operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(v)      All of the issued and outstanding capital stock of each such significant subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or, to the best of our knowledge, any pending or threatened claim, except for the security interest in the capital stock of the Company’s subsidiaries granted under the Credit Agreement.

(vi)      The Company’s authorized equity capitalization is as set forth in the Disclosure Package and the Final Offering Memorandum. The authorized, issued and outstanding capital stock of the Company (including the Common Stock) conforms to the descriptions thereof set forth in the Disclosure Package and the Final Offering Memorandum. All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable.

(vii)     The Purchase Agreement has been duly authorized, executed and delivered by the Company.

(viii)    The Indenture has been duly authorized by the Company; on the Closing Date, the Indenture will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, will constitute a legally valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions; and the Indenture conforms in all material respects to the description thereof contained in the Disclosure Package and the Final Offering Memorandum.

(ix)       The Notes have been duly authorized by the Company; when the Notes are executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchaser pursuant to the Purchase Agreement on the Closing Date (assuming due authentication of the Notes by the Trustee), such Notes will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to their Enforceability Exceptions; and the Notes will conform in all material respects to the description thereof contained in the Disclosure Package and the Final Offering Memorandum.

(x)     The Credit Agreement Amendment has been duly authorized, executed and delivered by the Company and its subsidiaries party thereto and, assuming due execution and delivery thereof by the other parties thereto, the Credit Agreement, as amended by the Credit Agreement Amendment, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

(xi)     The Forward Transaction Confirmations have been duly authorized, executed and delivered by the Company and, assuming due execution and delivery thereof by the other parties thereto, are valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject in each case to the Enforceability Exceptions.

(xii)     To our knowledge the Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and, to our knowledge, neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

(xiii)    Except as otherwise disclosed in the Disclosure Package and the Final Offering Memorandum, to our knowledge the Company and its subsidiaries own or possess sufficient Intellectual Property Rights reasonably necessary to conduct their business as now conducted; and the expected expiration of any of such Intellectual Property Rights would not, singly or in the aggregate, have a Material Adverse Effect. To our knowledge and except as set forth in the Disclosure Package, the Final Memorandum, neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with, and to the best of our knowledge, there is no infringement of or conflict with, asserted Intellectual Property Rights of others, which infringement or conflict the Company has determined would, singly or in the aggregate, have a Material Adverse Effect. To our knowledge, none of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or any of its officers, directors or employees or otherwise in violation of the rights of any persons.

(xiv)     The Conversion Shares initially issuable upon conversion of the Notes have been duly authorized and reserved and, when issued upon conversion of the Notes in accordance with the terms of the Notes and the Indenture, will be validly issued, fully paid and nonassessable, and the issuance of such shares will not be subject to any preemptive or similar rights.

(xv)      Registration of the Notes under the Securities Act of 1933, as amended, is not required for (i) the offer and sale of the Notes by the Company to the Initial Purchaser or (ii) the re-offer and resale of the Notes by the Company to the Initial Purchaser, in each case in the manner contemplated by the Purchase Agreement, the Disclosure Package and the Final Offering Memorandum, relating to the Notes.

(xvi)     No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the charter or by-laws of the Company or the General Corporation Law of the State of Delaware or (ii) to the best of our knowledge or otherwise.

(xvii)     Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein) and incorporated or deemed to be incorporated by reference in the Disclosure Package or the Final Offering Memorandum complied when so filed as to form in all material respects with the Exchange Act.

(xviii)   The statements in the Disclosure Package and the Final Offering Memorandum under the caption “Certain United States Income Tax Considerations”, insofar as such statements constitute matters of law, summaries of legal matters or legal proceedings, or legal conclusions, have been reviewed by us and accurately and fairly present and summarize, in all material respects, the matters referred to therein.

(xix)     Insofar as the statements in the Disclosure Package and the Final Offering Memorandum under the captions “Description of the Notes” and “Description of Other Indebtedness” purport to describe specific provisions of the Notes or the other indebtedness of the Company described therein such statements present in all material respects accurate summaries of such provisions or documents, as applicable.

(xx)     Except as disclosed in the Disclosure Package, the Final Offering Memorandum, to the best of our knowledge, there are no other legal or governmental actions, suits or proceedings pending or threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by the Purchase Agreement. After due inquiry, we do not know of any existing or, to the best of our knowledge, threatened or pending, material labor dispute with the employees of the Company or any of its subsidiaries, or with the employees of any principal supplier of the Company.

(xxi)     No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency is required for the Company’s execution, delivery and performance of the Purchase Agreement and consummation of the transactions contemplated thereby and by the Disclosure Package and the Final Offering Memorandum, except as required under the Securities Act, applicable state securities or blue sky laws and from FINRA.

(xxii)     The execution and delivery of the Purchase Agreement, the Indenture, the Notes, the Credit Agreement Amendment and the Forward Transaction Confirmations by the Company and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Purchase Agreement, as to which no opinion is rendered) (i) will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary; (ii) will not constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (A) the Company’s 4.50% Convertible Senior Notes due 2014 or the related indenture, (B) the Company’s 4.25% Convertible Senior Notes due 2018 or the related indenture, (C) the Credit Agreement or the related agreements and note, or (D) any other Existing Instrument known to us; or (iii)  will not result in any violation of any statute, law, rule, judgment, regulation, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

(xxiii)     The Company is not, and after receipt of payment for the Notes and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in the Disclosure Package and the Final Offering Memorandum will not be, an “investment company” within the meaning of Investment Company Act.

(xxiv)     To the best of our knowledge, neither the Company nor any subsidiary (A) is in violation of (i) its charter or by-laws or (ii) any statute, law, rule, judgment, regulation, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties or (B) is in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any material Existing Instrument, except with respect to this clause (B) only, for such Defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

We have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and representatives of the Initial Purchaser at which the contents of the Disclosure Package, including the Preliminary Offering Memorandum, and the Final Offering Memorandum, and any supplements or amendments thereto, and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Disclosure Package and the Final Offering Memorandum (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to our attention that would lead us to believe that (i) the Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (ii) either the Final Offering Memorandum or any amendments thereto, as of its date or at the Closing Date or any Subsequent Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no belief as to the financial statements or schedules or other financial data derived therefrom, included in the Disclosure Package, the Final Offering Memorandum or any amendments or supplements thereto).

EXHIBIT C

June 3, 2014

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park
New York, New York 10036

Re:     JAKKS Pacific, Inc. (the “Company”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out an offering of 4.875% Convertible Senior Notes due 2020, which will be convertible into common stock, $.001 par value (the “Common Stock”), of the Company (the “Offering”), for which you are the initial purchaser. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into a purchase agreement with the Company with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract to sell or grant any option to buy (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise dispose of or transfer (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition of) including the filing (or participation in the filing of) of a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on August 31, 2014 (the “Lock-Up Period”). The foregoing sentence shall not apply to (i) the transfer of any or all of the shares of Common Stock owned by the undersigned, either during his or her lifetime or on death, by gift, will or intestate succession to the immediate family of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family (for purposes of this agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or (ii) any bona fide gifts to any charitable organization; provided, however, that in the case of any transfers permitted by clauses (i) and (ii) it shall be a pre-condition to such transfer that (a) the transferee or donee executes and delivers to MLPFS a lock-up agreement in form and substance satisfactory to MLPFS, (b) no filing by any party (transferor, transferee, donor or donee) under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5, Schedule 13D or Schedule 13G (or 13D/A or 13G/A) made after the expiration of the Lock-Up Period), (c) each party (transferor, transferee, donor or donee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition and (d) the undersigned notifies MLPFS at least three business days prior to the proposed transfer or disposition. Furthermore, notwithstanding anything to the contrary in this agreement, the undersigned may (i) exercise any option or warrant to acquire shares of Common Stock, or the exchange of securities exchangeable for or convertible into Common Stock, provided that any Common Stock received upon such exercise or exchange shall be subject to the restrictions contained in this agreement, and (ii) forfeit to the Company shares of Common Stock or options to purchase Common Stock, in an amount not to exceed 30,000 shares in the aggregate, to satisfy tax withholding obligations of the undersigned in connection with the vesting of equity awards acquired by the undersigned pursuant to equity incentive plans existing and as in effect on the date of this agreement, The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

Printed Name of Holder

By:
Signature

Printed Name of Person Signing

(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)